PGIM QUANT SOLUTIONS MID-CAP INDEX FUND
R6: PQCCX
SUMMARY PROSPECTUS  |  September 29, 2026
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can ﬁnd the Fund's Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the Fund online at https://www.pgim.com/mutual-fund-documents. You can also get this information at no cost by calling 1-800-225-1852 or by sending an e-mail to: prospectus@pgim.com. The Fund's Prospectus and SAI, both dated September 29, 2026, as supplemented or amended from time to time, and the Fund's Form N-CSR, dated July 31, 2026, are all incorporated by reference into (legally made a part of) this
Summary Prospectus.
INVESTMENT OBJECTIVE
The Fund’s investment objective is to seek to provide investment results that approximate the performance of the S&P MidCap 400 Index.
FUND FEES AND EXPENSES
The tables below describe the sales charges, fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)

Class R6
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	None
Maximum sales charge (load) imposed on reinvested dividends and other distributions	None
Redemption fee	None
Exchange fee	None
Maximum account fee (accounts under $10,000)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class R6
Management fee	0.25%
Distribution and service (12b-1) fees	None
Other expenses(1)	1.17%
Total annual Fund operating expenses	1.42%
Fee waiver and/or expense reimbursement	(1.22)%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement(2)	0.20%
(1) Includes interest expense on borrowings of 0.01%.
(2) PGIM Investments LLC (“PGIM Investments” or the “Manager”) has contractually agreed to limit Total Annual Fund Operating Expenses after fee waivers and/or expense reimbursements to 0.19% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Expenses waived or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a stated expense ratio limit may be recouped by the Manager within the same fiscal year in which such waiver and/or reimbursement is made. Any such recoupment is limited to the lesser of the amounts that would be recoupable under: (i) the expense limitation in effect at the time the waiver and/or reimbursement was made or (ii) the expense limitation in effect at the time of recoupment. This waiver has no express termination date and may not be terminated by PGIM Investments without the prior approval of the Fund’s Board of Trustees.
Example.
The following hypothetical example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5% return on your investment each

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year, that the Fund's operating expenses remain the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.
If Shares Are Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$20	$64	$113	$255
If Shares Are Not Redeemed

Share Class	1 Year	3 Years	5 Years	10 Years
Class R6	$20	$64	$113	$255
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the Fund's most recent fiscal year, the Fund's portfolio turnover rate was 42% of the average value of its portfolio.
INVESTMENTS, RISKS AND PERFORMANCE
Principal Investment Strategies.  The Fund intends, under normal circumstances, to invest over 80% of its investable assets in securities included in the S&P MidCap 400 Index (the “Index”) in approximately the same proportions as those of the S&P MidCap 400 Index. The Fund is not sponsored by or affiliated with S&P Global Ratings (“S&P”). The term “investable assets” in this Prospectus refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. Any derivatives instruments that provide investment exposure to the securities suggested by the Fund’s name, or facilitate the Fund’s investment in those securities by increasing or decreasing the Fund’s exposure to one or more risk factors associated with those securities, are counted (as applicable) toward compliance with the Fund’s 80% investment policy.
As of July 31, 2026, the companies included in the Index have market capitalization ranging from $1.14 billion to $11.94 billion. The principal type of equity and equity-related securities in which the Fund invests is common stock. In addition to common stocks, the Fund may invest in a combination of cash-equivalent instruments and stock index futures, with the amount committed at any time as initial margin on open futures positions not to exceed 5% of the Fund’s total assets, and exchange-traded funds (“ETFs”) which replicate the Index up to a maximum of 5% of the total assets of the Fund at time of purchase.
Replication and Sampling Methods. The Fund seeks to replicate the Index to the extent possible, taking into account asset levels, capital flows and trade size, by investing over 80% of its investable assets in the securities that make up the Index, holding each security in approximately the same proportion as its weighting in the Index. Where it may not be possible or practicable to purchase all of the securities of the Index, the subadviser may use a sampling strategy based on market capitalization and industry weightings. The subadviser may also use stock index futures and/or ETFs to achieve the investment objective. The relative portfolio holdings of the Fund at any time may not be precisely identical to the proportions of holdings of the Index.
Although the Fund invests over 80% of its investable assets in securities that comprise the Index, the Fund may at times hold securities that are either to be added to or have been removed from the Index. When a security is removed from the Index, the Fund will sell it within a reasonable time. In addition, the Fund's holdings may change for other reasons, such as when the Fund receives securities of companies spun off from companies in the Index.
The subadviser will try to minimize the difference between the investment results of the Fund and those of the Index. Tracking of the Index will be monitored regularly. In addition to potential tracking differences, brokerage, transaction costs and other Fund expenses will cause the Fund's return to be lower than the return of the Index.
Although index funds, by their nature, tend to be tax-efficient vehicles, the Fund is managed without regard to tax consequences. As an index fund, the Fund is not actively managed by portfolio managers who buy and sell securities based on research and analysis.
From time to time the Fund may invest a significant portion of its assets in companies within one or more economic sectors.
Principal Risks.  All investments have risks to some degree. The value of your investment in the Fund, as well as the amount of return, if any, you receive on your investment, may fluctuate significantly from day-to-day and over time.
You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.
An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; and is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The following is a summary description of principal risks of investing in the Fund.
The order of the below risk factors does not indicate the significance of any particular risk factor.

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, or otherwise reduce inflation, may at times result in unusually high market volatility, which could negatively impact performance. Governmental efforts to curb inflation often have negative effects on the level of economic activity. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity and Equity-Related Securities Risk. Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
Exchange-Traded Funds (“ETFs”) Risk. Investing in securities issued by ETFs involves risks similar to those of investing directly in the securities and other assets held by the ETF. Unlike shares of typical mutual funds, shares of ETFs are generally traded on an exchange throughout a trading day and bought and sold based on market values and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value, which may be substantial during periods of market stress. The trading price of an index-based ETF is expected to (but may not) closely track the net asset value of the ETF, and the Fund will generally gain or lose value consistent with the performance of the ETF’s portfolio securities. The Fund will pay brokerage commissions in connection with the purchase and sale of shares of ETFs. In addition, the Fund will indirectly bear its pro rata share of the fees and expenses incurred by an ETF (including ETFs managed by the Manager or the subadviser(s)) in which it invests, including advisory fees (to the extent not offset by the Manager through waivers). These expenses are in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. An index-based ETF may not replicate exactly the performance of the benchmark index it seeks to track for a number of reasons.
Fund of Funds Risk. The Fund is an investment option for other PGIM Investments-advised mutual funds that are managed as “funds of funds.” As a result, from time to time, the Fund may experience relatively large redemptions and could be required to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.
Increase in Expenses Risk. Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.
Index Investment Approach Risk. Since the Fund is passively managed, assets are not allocated from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. As a result, the Fund’s performance may be less favorable than that of a portfolio using an active investment strategy. There is no guarantee that the Fund's investment results will have a high degree of correlation to those of the Index. The Fund’s expenses, changes in securities markets, changes in the composition of the Index, errors in index provider data, and the timing of purchases and redemptions of Fund shares, among other things, may affect the correlation between Fund and Index performance. The Fund may not perform as well as other investments if, among other things, the Index declines or performs poorly relative to other related indexes or individual securities or the securities issued by companies that comprise the Index fall out of favor with investors.
Large Shareholder and Large Scale Redemption Risk. Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.
Market Disruption and Geopolitical Risks. Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including the U.S. and Israeli military operation against Iran, Russia’s military invasion of Ukraine and the Israel-Hamas war), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as the Middle East, South America, Eastern Europe, and Asia, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).
Recent policy decisions of the U.S. government and governments of foreign countries may increase geopolitical risks that could adversely affect the investment performance of the Fund. These policies have the potential to impact international relations, trade agreements and the overall regulatory environment in ways that could create uncertainty and instability in domestic and global markets. Actions taken by the U.S. government and governments of foreign countries in respect of international trade relations could lead to trade wars, increased costs for imported goods, disruptions in supply chains, reduced foreign investment, and instability in regions where the Fund invests. The risk of such events has meaningfully increased in recent periods due to heightened international tensions stemming from rivalry among the world’s dominant economic and military powers.
The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.
Market Risk. Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.
Medium Capitalization (Mid-Cap) Company Risk. The Fund’s investments in mid-cap companies carry more risk than investments in larger capitalized companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent on one or a few key people. The market movements of these companies’ securities may be more abrupt or erratic than the market movements of securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. Mid-cap companies generally are comparatively less liquid than larger companies, which may make such investments more difficult to sell at the time and price that the Fund would like. Also, the stocks of mid-cap companies may fall out of favor relative to those of small- or large-capitalization companies, causing the Fund to underperform other equity funds that focus on small- or large-capitalization companies.
Sector Exposure Risk. From time to time the Fund may invest a significant portion of its assets in companies within one or more economic sectors. Issuers within an economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of differences between the securities and other instruments held in the Fund’s portfolio and those included in the Index, pricing differences, transaction costs, the Fund’s holding of uninvested cash, differences in timing of the accrual of distributions, tax gains or losses, changes to the Index or the need to meet various new or existing regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
Performance. The following bar chart shows the Fund's performance for Class R6 shares for each full calendar year of operations or for the last 10 calendar years, whichever is shorter. The following table shows the Fund's average annual returns and also compares the Fund’s performance with the average annual total returns of an index or other benchmark. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year.
Past performance (before and after taxes) does not mean that the Fund will achieve similar results in the future. Without the management fee waiver and/or expense reimbursement, if any, the annual total returns would have been lower. Updated Fund performance information, including current net asset value, is available online at www.pgim.com/investments.
The Fund’s total returns prior to December 11, 2023, as reflected in the bar chart and the table, are the returns of the Fund when it followed a different investment objective and strategies and was an actively-managed fund under the name “PGIM Quant Solutions Mid-Cap Core Fund.”

Best Quarter:		Worst Quarter:
22.84%	4th Quarter 2020	-33.25%	1st Quarter 2020

[1] The total return of the Fund's Class R6 shares from January 1, 2026 through	June 30, 2026	was	17.17%

Average Annual Total Returns % (as of 12-31-25)

	One Year	Five Years	Since Inception	Inception Date
Return Before Taxes	7.09%	10.60%	8.88%	11-17-2016
Return After Taxes on Distributions	5.97%	6.55%	6.27%	11-17-2016
Return After Taxes on Distributions and Sale of Fund Shares	4.56%	7.21%	6.34%	11-17-2016
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-25)
S&P 500 Index*	17.88%	14.42%	15.24%**
S&P MidCap 400 Index	7.50%	9.12%	9.83%**
° After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as traditional 401(k) plans or individual retirement accounts.
* The Fund compares its performance against this broad-based index in response to regulatory requirements.
** Since Inception returns for the Indexes are measured from the month-end closest to the Fund's inception date.
MANAGEMENT OF THE FUND
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund.
Investment Manager	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	PGIM Quantitative Solutions LLC	Stacie L. Mintz, CFA	Managing Director and Head of Quantitative Equity team	November 2016
		Edward J. Lithgow, CFA	Executive Director and Portfolio Manager	December 2023
BUYING AND SELLING FUND SHARES
Class R6
Minimum initial investment	None
Minimum subsequent investment	None
Class R6 shares are available for purchase by certain group retirement plans, institutional investors, and certain other eligible investors but are generally not available for purchase by individuals. Please see “How to Buy, Sell and Exchange Fund Shares —How to Buy Shares —Qualifying for Class R6 Shares” in the Prospectus for purchase eligibility requirements.
TAX INFORMATION
Dividends, Capital Gains and Taxes. The Fund's dividends and distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a traditional 401(k) plan or a traditional individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.
PAYMENTS TO FINANCIAL INTERMEDIaries
If you purchase Fund shares through a financial intermediary such as a broker-dealer, bank, retirement recordkeeper or other financial services firm, the Fund or its affiliates may pay the financial intermediary for the sale of Fund shares and/or for services to shareholders. This may create a conflict of interest by influencing the financial intermediary or its representatives to recommend the Fund over another investment. Ask your financial intermediary or representative or visit your financial intermediary’s website for more information.

Notes

Notes

By Mail:	Prudential Mutual Fund Services LLC, PO Box 534432, Pittsburgh, PA 15253-4432
By Telephone:	800-225-1852 or 973-367-3529 (outside the US)
On the Internet:	www.pgim.com/investments
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